Q3 2019 Earnings Summary November 6, 2019 Extended Stay America, Inc. ESH Hospitality, Inc.

important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements in the “2019 Outlook” section of this presentation. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (“ESA”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with ESA, the “Company”) actual results or performance to differ from those projected in the forward- looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2019 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined quarterly report on Form 10-Q filed with the SEC on November 6, 2019 for definitions of these non- GAAP measures. This presentation includes certain operating metrics presented on a comparable system-wide basis. The term “Comparable system-wide” refers to hotels operated under the Extended Stay America brand, including those owned, franchised or managed by the Company, for the three and nine months ended September 30, 2019 and 2018. For franchised or managed hotels, ESA earns certain fees based on a percentage of hotel revenues. 2

Q3 2019 Operating Results and Financial Highlights comparable system-wide revenue per available net income (in millions)1 room (“RevPAR”) $75.7 $55.51 $54.81 $53.2 Q3 2018 Q3 2019 Q3 2018 Q3 2019 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 $0.61 55.5% 53.8% $0.54 Q3 2018 Q3 2019 Q3 2018 Q3 2019 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $173.7 $0.39 $156.3 $0.33 Q3 2018 Q3 2019 Q3 2018 Q3 2019 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 32 hotels sold in 3Q 2018 and 14 hotels sold in 4Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 3

1st Nine Months 2019 Operating Results and Financial Highlights comparable system-wide RevPAR net income (in millions)1 $52.31 $51.83 $172.4 $141.3 Q1-Q3 2018 Q1-Q3 2019 Q1-Q3 2018 Q1-Q3 2019 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 54.8% 52.9% $1.60 $1.43 Q1-Q3 2018 Q1-Q3 2019 Q1-Q3 2018 Q1-Q3 2019 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $473.2 $0.94 $426.3 $0.81 Q1-Q3 2018 Q1-Q3 2019 Q1-Q3 2018 Q1-Q3 2019 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 26 hotels sold in 1Q 2018, 32 hotels sold in 3Q 2018 and 14 hotels sold in 4Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 4

Quarterly Distribution and Select Balance Sheet Statistics quarterly distribution cash balance (in millions)2 per Paired Share1 +4.5% $503 $0.23 $0.22 $303 Q3 2018 Q3 2019 2Q 2019 3Q 2019 adjusted net debt / TTM adjusted EBITDA ratio3 debt outstanding (in millions)4 $2,688 4.0X $2,438 3.8X 2Q 2019 3Q 2019 2Q 2019 3Q 2019 ¹ Distribution dates of November 29, 2018 and December 4, 2019. 2 Includes restricted and unrestricted cash. 3 Calculation is (gross debt – total restricted and unrestricted cash) divided by TTM Adjusted EBITDA on a 554 owned hotel basis for 2Q 2019 and 3Q 2019. 5 4 Gross debt outstanding (excludes discounts and deferred financing costs).

Consistently strong capital returns to shareholders Capital Returns to Shareholders STAY DIVIDEND HISTORY (in millions) REIT Regular C-Corp Regular $340 REIT Special C-Corp Special $300 $0.30 $251 $221 $0.25 $0.20 $135 $0.15 $108 $0.10 $0.05 2014 2015 2016 2017 2018 2019* -STAY will have returned more than $1.3 billion to shareholders as a public company through dividends and Paired Share repurchases by the end of 2019, approximately 50% of our recent market capitalization -STAY has increased its quarterly dividend each year as a public company -STAY has de-levered from 5.4x to 4.0x during that same period *Midpoint of 2019 Capital Return guidance as of 11/6/2019 6

Pipeline Update Company Owned Pipeline & Recently Opened Hotels as of September 30, 2019 Under Option Pre-Development Under Construction Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 4 496 6 752 9 1,140 19 2,388 0 0 Third Party Pipeline & Recently Opened Hotels as of September 30, 2019 Commitments Applications Executed Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 40 4,928 7 868 11 1,261 58 7,057 1 115 19 15 59 42 Definitions Under Option Locations with a signed purchase and sale agreement Pre-Development Land purchased, permitting and/or site work Under Construction Hotel is under construction Commitments Signed commitment to build a certain number of hotels by a third party Applications Third party filed franchise application with deposit Executed Franchise application approved, various stages of pre-development and/or under construction 7

Q3 2019 Results, Q4 2019 Outlook1 and Full Year 2019 Outlook1 (in millions, except %) Q3 2019 Outlook Q3 2019 Actual RevPAR % D -1.0% to 1.0% -1.3% Adjusted EBITDA $157 $163 $156.3 1 (in millions, except %) Q4 2019 Outlook RevPAR % D2 -4.5% to -2.0% Adjusted EBITDA $109 $119 1 4 (in millions, except %) 2019 Outlook Prior Outlook RevPAR % D2 -1.75% to -1.25% 1.0% to 2.75% Net income $162 $176 $194 $208 Adjusted EBITDA3 $535 $545 $595 $610 Depreciation and amortization $190 $195 $213 $213 Net interest expense $129 $129 $130 $130 Effective tax rate 15.75% 16.75% 16.5% 17.0% Adjusted Paired Share income $0.93 $1.01 $1.07 $1.15 per diluted Paired Share Expected capital returns $285 $315 $260 $300 Capital expenditures $235 $275 $205 $235 1 Guidance for Q4 2019 and full year 2019 is as of November 6, 2019. 2 RevPAR % D shown on a comparable system-wide basis. 2019 outlook includes an approximately 200 basis point negative impact from hurricane related markets and renovation disruption. 3 Lost contribution of approximately $21 million related to 72 hotel dispositions in 2018. 8 appendix

NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(In thousands)
(Unaudited)

Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Variance		Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Variance
$ 53,230	$ 75,692	(29.7)%	Net income	$ 141,292	$ 172,357	(18.0)%
10,501	15,014	(30.1)%	Income tax expense	27,822	35,218	(21.0)%
36,535	31,007	17.8%	Interest expense, net	95,905	95,072	0.9%
101	(251)	(140.2)%	Other non-operating expense (income)	(248)	48	(616.7)%
(3)	(39)	(92.3)%	Other income	(31)	(501)	(93.8)%
-	(3,517)	n/a	Gain on sale of hotel properties	-	(41,599)	n/a
2,679	-	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%
49,748	52,138	(4.6)%	Depreciation and amortization	147,543	159,652	(7.6)%
22,292	21,242	4.9%	General and administrative expenses	67,606	69,710	(3.0)%
1,660	1,949	(14.8)%	Loss on disposal of assets [(1)]	5,037	2,617	92.5%
(1,351)	(864)	56.4%	Franchise and management fees	(4,023)	(2,140)	88.0%
499	97	414.4%	Other expenses from franchised and managed properties, net of other revenues	1,521	343	343.4%
$ 175,891	$ 192,468	(8.6)%	Hotel Operating Profit	$ 485,103	$ 534,377	(9.2)%
$ 320,669	$ 340,917	(5.9)%	Room revenues	$ 899,329	$ 958,075	(6.1)%
6,475	5,943	9.0%	Other hotel revenues	17,848	16,710	6.8%
$ 327,144	$ 346,860	(5.7)%	Total room and other hotel revenues	$ 917,177	$ 974,785	(5.9)%
53.8%	55.5%	(170) bps	Hotel Operating Margin	52.9%	54.8%	(190) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

extended STAY AMERICA

10

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018 (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 $ 53,230 $ 75,692 Net income $ 141,292 $ 172,357 36,535 31,007 Interest expense, net 95,905 95,072 10,501 15,014 Income tax expense 27,822 35,218 49,748 52,138 Depreciation and amortization 147,543 159,652 150,014 173,851 EBITDA 412,562 462,299 1,876 1,811 Equity-based compensation 6,131 5,999 2,679 - Impairment of long-lived assets 2,679 43,600 - (3,517) Gain on sale of hotel properties - (41,599) 1,756 1,532 Other expense(1) 4,907 2,879 $ 156,325 $ 173,677 Adjusted EBITDA $ 426,279 $ 473,178 (1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.7 million, $1.9 million, $5.0 million and $2.6 million, respectively. 11

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended September 30, 2019	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
$ 0.22	$ 0.38	Net income per Extended Stay America, Inc. common share - diluted	$ 0.62	$ 0.80
$ 41,071	$ 71,902	Net income attributable to Extended Stay America, Inc. common shareholders	$ 116,502	$ 151,810
12,155	3,786	Noncontrolling interests attributable to Class B common shares of ESH REIT	24,778	20,535
48,247	50,807	Real estate depreciation and amortization	143,335	155,788
2,679	-	Impairment of long-lived assets	2,679	43,600
-	(3,517)	Gain on sale of hotel properties	-	(41,599)
(8,250)	(7,897)	Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(23,132)	(26,502)
95,902	115,081	Funds from Operations	264,162	303,632
6,716	-	Debt modification and extinguishment costs	6,716	1,621
(1,088)	-	Tax effect of adjustments to Funds from Operations	(1,088)	(274)
$ 101,530	$ 115,081	Adjusted Funds from Operations	$ 269,790	$ 304,979
$ 0.54	$ 0.61	Adjusted Funds from Operations per Paired Share – diluted	$ 1.43	$ 1.60
187,015	189,253	Weighted average Paired Shares outstanding – diluted	188,317	190,111

extended STAY AMERICA

12

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended September 30, 2019	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
$ 0.22	$ 0.38	Net income per Extended Stay America, Inc. common share - diluted	$ 0.62	$ 0.80
$ 41,071	$ 71,902	Net income attributable to Extended Stay America, Inc. common shareholders	$ 116,502	$ 151,810
12,155	3,786	Noncontrolling interests attributable to Class B common shares of ESH REIT	24,778	20,535
53,226	75,688	Paired Share Income	141,280	172,345
6,716	-	Debt modification and extinguishment costs	6,716	1,621
2,679	-	Impairment of long-lived assets	2,679	43,600
-	(3,517)	Gain on sale of hotel properties	-	(41,599)
1,756	1,532	Other expense[(1)]	4,907	2,879
(1,806)	331	Tax effect of adjustments to Paired Share Income	(2,299)	(1,088)
$ 62,571	$ 74,034	Adjusted Paired Share Income	$ 153,283	$ 177,758
$ 0.33	$ 0.39	Adjusted Paired Share Income per Paired Share – diluted	$ 0.81	$ 0.94
187,015	189,253	Weighted average Paired Shares outstanding – diluted	188,317	190,111

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.7 million, $1.9 million, $5.0 million and $2.6 million, respectively.

extended STAY AMERICA

13

TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2018 (ADJUSTED) AND DECEMBER 31, 2019 (OUTLOOK)(1) (In thousands) (Unaudited) Year Ended Year Ending December 31, 2019 December 31, 2018 (Outlook) (Adjusted)(1) Low High $ 1,204,429 Total revenues $ 1,205,000 $ 1,215,000 $ 211,756 Net income $ 161,772 $ 176,353 124,870 Interest expense, net 129,000 129,000 42,076 Income tax expense 32,549 32,968 209,329 Depreciation and amortization 195,000 190,000 588,031 EBITDA 518,321 528,321 Adjusted Property EBITDA of hotels not owned (21,422) for entirety of period presented - - 7,724 Equity-based compensation 8,000 8,000 43,600 Impairment of long-lived assets 2,679 2,679 (42,478) Gain on sale of hotel properties - - 2,860 Other expense(2) 6,000 6,000 $ 578,315 Comparable Adjusted EBITDA $ 535,000 $ 545,000 (1) 2018 results adjusted to reflect results of 552 hotels owned and operated for the full year ended December 31, 2018. (2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions. 14

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE YEARS ENDED DECEMBER 31, 2018 (ACTUAL) AND DECEMBER 31, 2019 (OUTLOOK)

(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended December 31, 2018 (Actual)		Year Ending December 31, 2019 (Outlook) Low	Year Ending December 31, 2019 (Outlook) High
$ 0.59	Net income per Extended Stay America, Inc. common share - diluted	$ 0.38	$ 0.43
$ 112,864	Net income attributable to Extended Stay America, Inc. common shareholders	$ 71,234	$ 79,893
98,876	Noncontrolling interests attributable to Class B common shares of ESH REIT	90,522	96,444
211,740	Paired Share Income	161,756	176,337
1,621	Debt modification and extinguishment costs	6,716	6,716
43,600	Impairment of long-lived assets	2,679	2,679
(42,478)	Gain on sale of hotel properties	-	-
2,860	Other expense [1]	6,000	6,000
(937)	Tax effect of adjustments to Paired Share Income	(2,579)	(2,425)
$ 216,406	Adjusted Paired Share Income	$ 174,572	$ 189,307
$ 1.14	Adjusted Paired Share Income per Paired Share – diluted	$ 0.93	$ 1.01
189,821	Weighted average Paired Shares outstanding – diluted	187,000	187,000

[1] Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.

extended STAY AMERICA

15